UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 8, 2007

Matritech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-12128	04-2985132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Nevada Street, Newton, Massachusetts	02460
(Address of principal executive offices)	(Zip Code)

(617) 928-0820

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Matritech, Inc. (the “Company”) is filing this amendment to its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on June 13, 2007.  This Form 8-K/A is being filed solely for the purpose of correcting errors in the reporting of results of voting at the Company’s Annual Meeting of Stockholders held on June 8, 2007.  The corrected information, including voting results from both common and preferred stockholders, is set forth below.  No correction is being made to the information previously presented regarding the Amended and Restated Change of Control Agreement and therefore the information concerning that matter is not restated in this Form 8-K/A.

Item 8.01 Other Events.

On June 8, 2007, Matritech, Inc. held its Annual Meeting of Stockholders.  The results of voting on the four Proposals before the Stockholders are presented below.

The following directors were elected at the Annual Meeting:

	Votes
Election of Directors	For	Withheld
Stephen D. Chubb	45,248,120	6,201,109
David L. Corbet	45,527,630	5,921,599
Walter O. Fredericks	45,588,582	5,860,647
Judith Kurland	45,442,407	6,006,822
Bruce Lehman	45,558,497	5,890,732
David B. Musket	47,027,678	4,421,551
Jonathan M. Niloff	46,269,612	5,179,617
Robert J. Rosenthal	46,782,633	4,666,596
Richard A. Sandberg	45,743,294	5,705,935
T. Stephen Thompson	45,349,932	6,099,297
C. William Zadel	45,668,523	5,780,706

Proposal 2, to approve issuances by the Company of shares of common stock in satisfaction of the Company’s obligations under certain convertible, secured promissory notes at a price below $0.63 per share in repayment of principal and interest on the Series B 15% Secured Convertible Promissory Notes issued in the Company’s January 2007 financing transaction, was passed with 8,091,788 shares voting for, 3,688,097 shares voting against, 247,441 shares abstaining and 39,421,903 shares not voted by brokers.

Proposal 3, to approve issuances by the Company of shares of common stock at a price below $0.63 per share upon exercise of the warrants issued in the Company’s January 2007 financing transaction was passed with 7,739,651 shares voting for, 4,102,270 shares voting against, 185,406 shares abstaining and 39,421,902 shares not voted by brokers.

Proposal 4, to ratify the selection of the firm PricewaterhouseCoopers LLP to serve as auditors for the fiscal year ending December 31, 2007, was passed with 49,224,583 shares voting for, 1,759,636 shares voting against, and 465,010 shares abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRITECH, INC.

Date June 26, 2007	By:	/s/ Stephen D. Chubb
Name: Stephen D. Chubb
Title: Chief Executive Officer